SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 26, 2004
_____________________________________________________________________________
                        (Date of earliest event reported)



                     First Federal Bancshares of Arkansas, Inc.
_____________________________________________________________________________
              (Exact name of registrant as specified in its charter)



Texas                                  0-28312                     71-0785261
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



1401 Highway 62-65 North, Harrison, Arkansas                          72601
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



                                (870) 741-7641
_____________________________________________________________________________
             (Registrant's telephone number, including area code)



                                Not Applicable
_____________________________________________________________________________
            (Former name, former address and former fiscal year,
                        if changed since last report)


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           __________________________________________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibit is included with this Report:

      Exhibit No.         Description
      __________          ___________

      99.1                Press Release, dated January 26, 2004



Item 9.    Regulation FD Disclosure (Results of Operations
           _______________________________________________
           and Financial Condition)
           ________________________

     On January 26, 2004, First Federal Bancshares of Arkansas, Inc. issued a press release announcing its results of operations for the quarter ended December 31, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.





























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FIRST FEDERAL BANCSHARES OF
                          ARKANSAS, INC.


                         By: /s/ Larry J. Brandt
                             ____________________________________________
                             Name:  Larry J. Brandt
                             Title: President and Chief Executive Officer

Date:  January 26, 2004





















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